UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2017

Date of Report (Date of Earliest Event Reported)

CFCRE 2017-C8 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Rialto Mortgage Finance, LLC

(Exact name of sponsor as specified in its charter)

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-05	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 8, 2017, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.1, among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer, of CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class X-C, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $554,406,320, were sold to Cantor Fitzgerald & Co. (“CF&Co.”), UBS Securities LLC (“UBS”), CastleOak Securities, L.P. (“CastleOak”) and Citigroup Global Markets Inc. (“CGMI” and, together with CF&Co., UBS and CastleOak, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 18, 2017 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1, among the Depositor and the Underwriters. CF&Co. and UBS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated May 19, 2017, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

All of the Private Certificates, having an aggregate initial principal amount of $90,254,415, were sold to CF&Co., UBS, CastleOak and CGMI (collectively, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of May 18, 2017, among the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2017-C8 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 67 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 1, 2017 (the “CCRE Mortgage Loan Purchase Agreement”) and as to which an executed version is attached hereto as Exhibit 99.1, between the Depositor and CCRE, (ii) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 1, 2017 (the “RMF Mortgage Loan Purchase Agreement”) and as to which an executed version is attached hereto as Exhibit 99.2, between the Depositor and RMF and (iii) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 1, 2017 (the “UBS AG Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement and the RMF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) and as to which an executed version is attached hereto as Exhibit 99.3, between the Depositor and UBS AG.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, RMF and UBS AG. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,850,503, were approximately $675,553,536. Of the expenses paid by the Depositor, approximately $60,000 were paid directly to affiliates of the Depositor, approximately $60,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,790,503 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Berkeley Point Capital LLC will act as primary servicer with respect to 5 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of June 1, 2017 (the “Berkeley Point Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.4, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Crossings at Hobart will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of June 8, 2017 (the “Crossings at Hobart Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.6, by and among Rialto Mortgage Finance, LLC, as Note 1-1 Holder, Rialto Mortgage Finance, LLC, as Note A-2-A Holder, and Rialto Mortgage Finance, LLC, as Note A-2-B Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Yeshiva University Portfolio will be primarily serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of June 1, 2017 (the “MSC 2017-H1 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.2, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, and (b) that certain Co-Lender Agreement, dated as of April 21, 2017 (the “Yeshiva University Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.7, by and between Argentic Real Estate Finance LLC, as Note A-1 Holder and Note A-2 Holder, and Citi Real Estate Funding Inc., as Note A-3 Holder and Note A-4 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Atlanta and Anchorage Hotel Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of March 23, 2017 (the “Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.8, by and among Rialto Mortgage Finance, LLC, as Note A-1-A Holder, Rialto Mortgage Finance, LLC, as Note A-1-B Holder, Citigroup Global Markets Realty Corp., as Note A-2 Holder, Barclays Bank PLC, as Note A-3-A Holder, and Barclays Bank PLC, as Note A-3-B Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as EIP Logistics Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of June 8, 2017 (the “EIP Logistics Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.9, by and between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Google Kirkland Campus Phase II will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of December 1, 2016 (the “CFCRE 2016-C7 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.3, among CCRE Commercial Mortgage Securities, L.P., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Faro Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer, and (b) that certain Co-Lender Agreement, dated as of December 21, 2016 (the “Google Kirkland Campus Phase II Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.10, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Art Van Portfolio will be primary serviced and specially serviced (i) prior to the securitization of the Art Van Portfolio companion loan identified as Note A-1, pursuant to (a) that certain Pooling and Servicing Agreement, dated as of March 1, 2017 (the “WFCM 2017-RB1 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.4, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, and (b) that certain Amended and Restated Agreement Between Noteholders, dated as of June 8, 2017 (the “Art Van Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.11, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 holder, Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as Note A-4 Holder, and Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as Note A-5 Holder, and (ii) from and after the securitization of the Art Van Portfolio companion loan identified as Note A-1, pursuant to (a) the pooling and servicing agreement related to the securitization trust involving the Art Van Portfolio companion loan identified as Note A-1 and (b) the Art Van Portfolio Co-Lender Agreement.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 340 Bryant will be primarily serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Agreement Between Note Holders, dated as of March 30, 2017 (the “340 Bryant Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.12, by and between Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Holiday Inn Express Nashville - Downtown will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement dated as of November 1, 2016 (the “CFCRE 2016-C6 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.5, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and (b) that certain Amended and Restated Agreement Between Note Holders, dated as of February 15, 2017 (the “Holiday Inn Express Nashville - Downtown Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.13, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6, as Note A-1 Holder, Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-2 Holder, and Société Générale, as Initial Note A-3 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Baypoint Commerce Center will be primarily serviced and specially serviced (i) prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement), pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Agreement Between Note Holders, dated as of June 8, 2017 (the “Baypoint Commerce Center Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.14, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder, and (ii) from and after the related Servicing Shift Securitization Date, pursuant to (a) the pooling and servicing agreement related to the securitization trust involving the Baypoint Commerce Center Controlling Companion Loan (as defined in the Pooling and Servicing Agreement) and (b) the Baypoint Commerce Center Co-Lender Agreement.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Center West will be primarily serviced and specially serviced pursuant to (a) the WFCM 2017-RB1 Pooling and Servicing Agreement and (b) that certain Agreement Between Note Holders, dated as of February 27, 2017 (the “Center West Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.15, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder.

Further information regarding such sales relating to the price per class of Public Certificates is on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated May 19, 2017. The related registration statement (file no. 333-207567) was originally declared effective on December 8, 2015.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated May 19, 2017 and as filed with the Securities and Exchange Commission on June 8, 2017. In connection with such Prospectus, the Principal Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the MSC 2017-H1 Pooling and Servicing Agreement, the CFCRE 2016-C7 Pooling and Servicing Agreement, the WFCM 2017-RB1 Pooling and Servicing Agreement, the CFCRE 2016-C6 Pooling and Servicing Agreement, the Crossings at Hobart Co-Lender Agreement, the Yeshiva University Portfolio Co-Lender Agreement, the Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement, the EIP Logistics Portfolio Co-Lender Agreement, the Google Kirkland Campus Phase II Co-Lender Agreement, the Art Van Portfolio Co-Lender Agreement, the 340 Bryant Co-Lender Agreement, the Holiday Inn Express Nashville - Downtown Co-Lender Agreement, the Baypoint Commerce Center Co-Lender Agreement, the Center West Co-Lender Agreement, the Mortgage Loan Purchase Agreements and the Berkeley Point Primary Servicing Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1	Underwriting Agreement, dated as of May 18, 2017, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., UBS Securities LLC, CastleOak Securities, L.P. and Citigroup Global Markets Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of June 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of December 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Faro Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of March 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.6	Co-Lender Agreement, dated as of June 8, 2017, by and among Rialto Mortgage Finance, LLC, as Note 1-1 Holder, Rialto Mortgage Finance, LLC, as Note A-2-A Holder, and Rialto Mortgage Finance, LLC, as Note A-2-B Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of April 21, 2017, by and between Argentic Real Estate Finance LLC, as Note A-1 Holder and Note A-2 Holder, and Citi Real Estate Funding Inc., as Note A-3 Holder and Note A-4 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of March 23, 2017, by and among Rialto Mortgage Finance, LLC, as Note A-1-A Holder, Rialto Mortgage Finance, LLC, as Note A-1-B Holder, Citigroup Global Markets Realty Corp., as Note A-2 Holder, Barclays Bank PLC, as Note A-3-A Holder, and Barclays Bank PLC, as Note A-3-B Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of June 8, 2017, by and between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of December 21, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.
Exhibit 4.11	Amended and Restated Agreement Between Noteholders, dated as of June 8, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 holder, Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as Note A-4 Holder, and Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as Note A-5 Holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of March 30, 2017, by and between Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder.
Exhibit 4.13

Amended and Restated Agreement Between Note Holders, dated as of February 15, 2017, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6, as Note A-1 Holder, Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-2 Holder, and Société Générale, as Initial Note A-3 Holder.

Exhibit 4.14	Agreement Between Note Holders, dated as of June 8, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder.
Exhibit 4.15	Agreement Between Note Holders, dated as of February 27, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 8, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 8, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP, dated June 8, 2017 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 19, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective June 1, 2017, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective June 1, 2017, between CCRE Commercial Mortgage Securities, L.P. and RMF.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective June 1, 2017, between CCRE Commercial Mortgage Securities, L.P. and UBS AG.
Exhibit 99.4	Primary Servicing Agreement, dated as of June 1, 2017, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.
(Registrant)
Date: June 8, 2017
	By:	/s/ Anthony Orso
Name: Anthony Orso Title: Principal Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of May 18, 2017, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., UBS Securities LLC, CastleOak Securities, L.P. and Citigroup Global Markets Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of June 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated as of December 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Faro Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.4	Pooling and Servicing Agreement, dated as of March 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.6	Co-Lender Agreement, dated as of June 8, 2017, by and among Rialto Mortgage Finance, LLC, as Note 1-1 Holder, Rialto Mortgage Finance, LLC, as Note A-2-A Holder, and Rialto Mortgage Finance, LLC, as Note A-2-B Holder.	(E)
4.7	Co-Lender Agreement, dated as of April 21, 2017, by and between Argentic Real Estate Finance LLC, as Note A-1 Holder and Note A-2 Holder, and Citi Real Estate Funding Inc., as Note A-3 Holder and Note A-4 Holder.	(E)
4.8	Co-Lender Agreement, dated as of March 23, 2017, by and among Rialto Mortgage Finance, LLC, as Note A-1-A Holder, Rialto Mortgage Finance, LLC, as Note A-1-B Holder, Citigroup Global Markets Realty Corp., as Note A-2 Holder, Barclays Bank PLC, as Note A-3-A Holder, and Barclays Bank PLC, as Note A-3-B Holder.	(E)
4.9	Co-Lender Agreement, dated as of June 8, 2017, by and between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of December 21, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.	(E)
4.11	Amended and Restated Agreement Between Noteholders, dated as of June 8, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 holder, Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as Note A-4 Holder, and Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as Note A-5 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.12	Agreement Between Note Holders, dated as of March 30, 2017, by and between Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder.	(E)
4.13

Amended and Restated Agreement Between Note Holders, dated as of February 15, 2017, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6, as Note A-1 Holder, Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-2 Holder, and Société Générale, as Initial Note A-3 Holder.

(E)
4.14	Agreement Between Note Holders, dated as of June 8, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder.	(E)
4.15	Agreement Between Note Holders, dated as of February 27, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 8, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 8, 2017 (included as part of Exhibit 5).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
23	Consent of Cadwalader, Wickersham & Taft LLP, dated June 8, 2017 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 19, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective June 1, 2017, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective June 1, 2017, between CCRE Commercial Mortgage Securities, L.P. and RMF.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective June 1, 2017, between CCRE Commercial Mortgage Securities, L.P. and UBS AG.	(E)
99.4	Primary Servicing Agreement, dated as of June 1, 2017, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.	(E)